UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-42297	99-1116001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
3.750% Notes due 2035	BLK 35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, BlackRock, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. All director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in the Company’s proxy statement, through a non-binding advisory vote, was approved (Item 2). Additionally, shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2025 (Item 3). Further, the shareholder proposal requesting a report on risks associated with stakeholder capitalism was not approved (Item 4). The shareholder proposal requesting reform of the board election to list more candidates than the number of directors to be elected was also not approved (Item 5).

Below are detailed voting results of the shares represented and entitled to vote at the Annual Meeting on each matter voted on and described in detail in the Company’s definitive proxy statement.

Item 1 – Election to the Company’s Board of Directors of the following 18 nominees:

	For	Against	Abstentions	Broker Non-Votes
Pamela Daley	123,034,827	3,343,790	73,668	12,158,081
Laurence D. Fink	121,225,812	4,738,217	488,256	12,158,081
Gregory J. Fleming	126,053,574	322,613	76,098	12,158,081
William E. Ford	116,602,893	9,774,826	74,566	12,158,081
Fabrizio Freda	123,868,881	2,502,940	80,464	12,158,081
Murry S. Gerber	120,997,807	5,380,011	74,467	12,158,081
Margaret “Peggy” L. Johnson	126,216,003	164,765	71,517	12,158,081
Robert S. Kapito	125,492,651	885,838	73,796	12,158,081
Cheryl D. Mills	123,208,157	3,109,025	135,103	12,158,081
Kathleen Murphy	126,236,388	143,040	72,857	12,158,081
Amin H. Nasser	125,281,272	1,032,194	138,819	12,158,081
Gordon M. Nixon	122,036,338	4,331,735	84,212	12,158,081
Adebayo Ogunlesi	125,462,886	907,982	81,417	12,158,081
Kristin C. Peck	125,790,692	522,069	139,524	12,158,081
Charles H. Robbins	125,665,900	705,446	80,939	12,158,081
Hans E. Vestberg	125,633,441	736,979	81,865	12,158,081
Susan L. Wagner	123,144,694	3,236,833	70,758	12,158,081
Mark Wilson	125,075,229	1,299,359	77,697	12,158,081

Item 2 – Approval, in a non-binding advisory vote, of the compensation for named executive officers:

For	Against	Abstentions	Broker Non-Votes
85,315,675	40,887,779	248,831	12,158,081

Item 3 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2025:

For	Against	Abstentions	Broker Non-Votes
132,360,504	6,178,075	71,787	0

Item 4 – Shareholder proposal requesting a report on risks associated with stakeholder capitalism:

For	Against	Abstentions	Broker Non-Votes
1,657,659	123,646,698	1,147,928	12,158,081

Item 5 – Shareholder proposal requesting reform of the board election to list more candidates than the number of directors to be elected:

For	Against	Abstentions	Broker Non-Votes
1,853,218	124,436,794	162,273	12,158,081

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ R. Andrew Dickson III
Date: May 16, 2025		R. Andrew Dickson III
Corporate Secretary